Second Quarter 2023 Investor Presentation

2 Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) Renasant’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) Renasant’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics (including the re-emergence of the COVID- 19 pandemic) and other catastrophic events in our geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

Overview Note: Financial data as of June 30, 2023 (1) Total revenue is calculated as net interest income plus noninterest income. Company Snapshot Loans and Deposits by State Assets: $17.2 billion Loans: 11.9 Deposits: 14.1 Equity: 2.2 3 MS 19% AL 29% FL 7% Other 1% GA 29% TN 15% Loans MS 39% AL 14% FL 3% GA 32% TN 12% Deposits 89% 4% 5% 2% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance

4 Renasant Footprint *Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown.

Second Quarter Highlights 5 • Net income of $28.6 million with diluted EPS of $0.51; adjusted net income (non-GAAP)* of $46.7 million with adjusted diluted EPS (non-GAAP)* of $0.83 • The securities portfolio decreased $584.2 million on a linked quarter basis, primarily due to the sale of available-for-sale securities, which generated $489 million in proceeds. The Company recognized a pre-tax loss of $22.4 million and used the sale proceeds to pay down FHLB borrowings • Net interest margin decreased 21 basis points to 3.45% on a linked quarter basis • Loans increased $164.1 million, or 5.6% annualized • Deposits increased $183.3 million, driven by an increase in brokered deposits of $224 million • Cost of deposits increased 51 basis points on a linked quarter basis to 1.50%, and noninterest-bearing deposits now represent 27.5% of total deposits • The ratio of allowance for credit losses on loans to total loans was relatively stable at 1.63% • Loans 30-89 days past due and nonperforming loans represented 0.10% and 0.77%, respectively, of total loans * Adjusted Net Income and Adjusted Diluted EPS are non-GAAP financial measures. See slide 37 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP.

Financial Condition

Total Assets 7 Note: Dollars in millions $16,618 $16,471 $16,988 $17,474 $17,224 $13 ,500 $14 ,000 $14 ,500 $15 ,000 $15 ,500 $16 ,000 $16 ,500 $17 ,000 $17 ,500 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023

Loans and Yields 8 Note: Dollars in millions * Other loans are comprised of installment loans to individuals and lease financing, which both have historically constituted less than 5% of the total loan portfolio. ** Core Loan Yield is a non-GAAP financial measure. See slide 40 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $10,604 $11,105 $11,578 $11,766 $11,931 4.12% 4.57% 5.19% 5.68% 5.93% 3.96% 4.52% 5.16% 5.64% 5.89% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 1-4 Family Mortgage Commercial Mortgage Construction Other* C&I Loan Yield Core Loan Yield**

Deposit Mix and Pricing 9 Note: Dollars in millions *Includes money market $13,764 $13,432 $13,487 $13,912 $14,095 0.15% 0.21% 0.52% 0.99% 1.50% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Noninterest-bearing Interest-bearing* Savings Brokered Time Cost of deposits

Core Deposit Funding 27% 45% 7% 13% 8% Noninterest-bearing Interest-bearing* Savings Time Brokered • Average deposit account is $29 thousand; commercial and consumer deposit accounts, excluding time deposit accounts, average approximately $72 thousand and $13 thousand, respectively • Top 20 depositors, excluding public funds, comprise less than 3% of total deposits 10 Deposits as of June 30, 2023 ($14.1 Billion) Mix of Average Deposits Noninterest-bearing demand 34.34% 32.58% 29.48 % Interest-bearing demand* 47.87 45.05 44.62 Savings 8.29 7.82 7.33 Brokered deposits 0.00 2.94 5.91 Time deposits 9.50 11.61 12.66 Total 100.00% 100.00% 100.00% 1Q23 2Q232Q22 *Includes money market $13,254 $13,055 $13,015 $233 $857 $1,080 $13,487 $13,912 $14,095 12/31/2022 3/31/2023 6/30/2023 Other Deposits Brokered Deposits 2023 Deposit Trends (in millions)

Diversified Deposits 11 Note: As of June 30, 2023 Consumer 44% Commercial 34% Brokered 8% Public Funds 14% CommercialCustomer Construction 16% Professional Services 10% Real Estate 14% Financial 10% Manufacturing 7% Trade 12% Health Care 6% Other Services 17% Other 8%

Strong Liquidity Position 12 Note: Dollars in millions 77% 83% 86% 85% 85% $1 $1 $1 $1 $1 $1 $1 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Loans to Deposits 24.24% 20.66% 20.21% 20.92% 18.41% $0 $0 $0 $0 $0 $0 $0 $0 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Cash and Securities to Total Assets Average Interest Earning Asset Mix 77% 1% 19% 3% 2Q 2023 Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks

Available Liquidity and Uninsured Deposits 13Note: As of June 30, 2023; dollars in billions (1) Approximately $500 million of the unencumbered securities are placed at the Fed (2) Includes untapped brokered CDs (per internal policy guidelines) and unsecured lines of credit $7.5 $3.9 Available sources Uninsured and uncollateralized deposits Uninsured Deposits Uninsured to Total Deposits Uncollateralized 3.9$ 27.5% Collateralized public funds 1.4 10.3% Total 5.3$ 37.8% Internal Sources Cash and cash equivalents 0.9$ Unencumbered securities(1) 1.2 External Sources FHLB borrowing capacity 3.5 Other(2) 1.9 Total 7.5$ Liquidity Sources

Securities Portfolio 14 Composition 33% 39% 10% 14% 3% 1% Agency MBS Agency CMO Agency CMBS Municipal SBA Other • Book value of $2.2 billion or 12.9% of total assets • Taxable equivalent yield of 2.04% • Duration of 4.9 years • 57% of portfolio HTM o 10% of HTM are CRA investments o 23% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $265.1 million ($198.8 million, net of tax); unrealized losses in AOCI on HTM securities totaled $85.9 million ($64.0 million, net of tax) • Securities runoff of approximately $55 to $65 million per quarter expected in the next 12 months due to principal payments Highlights $2.2 Billion Note: As of June 30, 2023

Tangible Book Value Per Share* 15 *Tangible Book Value Per Share is a non-GAAP financial measure. See slide 43 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $11.51 $13.13 $13.95 $16.65 $17.83 $18.21 $20.20 $20.69 $22.35 $20.02 $21.30 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q 2023

Subordinated Notes $336,327 ACL $167,921 Trust Preferred $108,919 Common Equity Tier 1 $1,415,626 1 Capital Position 16 Tier 1 $1,525 Tier 2 $504 Regulatory Capital as of June 30, 2023 • $100 million stock repurchase program is in effect through October 2023; there was no buyback activity in the second quarter of 2023 • Consistent dividend payment history, including through the 2008 financial crisis Capital Highlights Note: Dollars in millions * Tangible Common Equity is a non-GAAP financial measure. See slide 42 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. Ratio Tangible Common Equity* 7.13% 7.37 % Leverage 9.18 9.22 Tier 1 Risk Based 10.98 11.09 Total Risk Based 14.68 14.76 Common Tier 1 Equity 10.19 10.30 2Q 20231Q 2023 • Unrealized losses on the HTM portfolio would have a negative impact of 50 basis points on the TCE ratio • Unrealized losses on both HTM and AFS would have a negative impact of 177 basis points on CET1 and the Company would remain above well-capitalized thresholds

Asset Quality

2.32% 2.00% 2.50% 3.00% 3.50% 4.00% $200,000 $250,000 $300,000 $350,000 $400,000 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Criticized Loans/Total Loans Criticized Loans % of Total Loans ($ in thousands) 0.10% 0.00% 0.50% 1.00% 1.50% 2.00% $- $25,000 $50,000 $75,000 $100,000 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Loans 30-89 Days Past Due/ Total Loans 30-89 DPD % of Total Loans ($ in thousands) Asset Quality 18

0.56% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $50,000 $100,000 $150,000 $200,000 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 NPAs/Total Assets Nonperforming loans OREO % of Assets ($ in thousands) 0.13% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $- $5,000 $10,000 $15,000 $20,000 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Net Charge-offs / Average Loans Net charge-offs % of Avg Loans ($ in thousands) Asset Quality 19

1.63% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Allowance/Total Loans Allowance % of Total Loans ($ in thousands) 212% 100% 150% 200% 250% 300% 350% 400% $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Allowance/Nonperforming Loans Allowance % of Total NPLs ($ in thousands) ACL Metrics 20

ACL Summary ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Commercial, Financial, Agricultural 44,680$ 2.56 41,283$ 2.38 Lease Financing Receivables 2,437 2.02 2,480 2.03 Real Estate - 1-4 Family Mortgage 45,964 1.41 46,799 1.40 Real Estate - Commercial Mortgage 72,793 1.42 75,335 1.43 Real Estate - Construction 19,959 1.40 19,125 1.39 Installment loans to individuals 9,459 8.21 9,369 8.62 Allowance for Credit Losses on Loans 195,292 1.66 194,391 1.63 Allowance for Credit Losses on Deferred Interest 1,248 1,231 Reserve for Unfunded Commitments 18,618 17,618 Total Reserves 215,158$ 213,240$ 6/30/20233/31/2023 21

Loss Absorption Capacity 22 ($ in thousands) 6/30/2023 Allowance for Credit Losses on Loans 194,391$ Reserve for Unfunded Commitments 17,618 Purchase Accounting Discounts 11,005 Total Loss Absorption Capacity 223,014$

Profitability

Net Income & Adjusted Pre- Provision Net Revenue* 24 $39.7 $46.6 $46.3 $46.1 $28.6 $54.2 $67.0 $72.2 $63.9 $59.7 1.31% 1.60% 1.73% 1.51% 1.38% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Net Income P Adj. PPNR (non-GAAP)* Adj. PPNR /Avg. Assets (non-GAAP)* Note: Dollars in millions * Adjusted Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue/Average Assets are non-GAAP financial measures. See slides 35 and 36 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

Diluted Earnings per Share Reported and Adjusted* 25 $.71 $.83 $.82 $.82 $.51 $.72 $.79 $.89 $.82 $.83 $- $0.20 $0.40 $0.60 $0.80 $1.00 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP)* * Adjusted Diluted EPS is a non-GAAP financial measure. See slide 37 in the appendix for a description of exclusions and a reconciliation of this non-GAAP financial measure to GAAP.

Profitability Ratios 26 7.31% 8.50% 8.58% 8.55% 5.18% 13.81% 14.87% 17.35% 16.29% 15.94% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 ROE (GAAP) ROTCE (Adjusted) (non-GAAP)* * ROAA (Adjusted) and ROTCE (Adjusted) are non-GAAP financial measures. See slides 36 and 38 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. 0.96% 1.11% 1.11% 1.09% 0.66% 0.98% 1.05% 1.20% 1.09% 1.08% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* Return on Average Equity (ROE)Return on Average Assets (ROAA)

Net Interest Income (FTE) & Net Interest Margin 27 $115.3 $132.4 $140.6 $138.5 $133.1 3.11% 3.54% 3.78% 3.66% 3.45% 3.00% 3.50% 3.76% 3.63% 3.43% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Core NII (FTE)(Non-GAAP)* Non-Core NII NIM Core NIM (Non-GAAP)* Note: Dollars in millions *Core Net Interest Income (FTE) and Core Net Interest Margin are non-GAAP financial measures. See slide 39 in the appendix for a description of exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

Noninterest Income 28 Service Charges 24% Fees and Commissions 13% Insurance 7% Wealth Management 13% Mortgage Banking 25% Other 18% 2Q 2023 – Noninterest Income* Contribution • Noninterest income decreased $20.1 million in the second quarter primarily due to losses of $22.4 million on securities sales. $37.2 $41.2 $33.4 $37.3 $17.2 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Note: Dollars in millions *Excludes losses of $22.4 million on securities sales.

Mortgage Banking 29 Mortgage MixMortgage banking income Gain on sale margin* *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above ($ in thousands) 2Q22 1Q23 2Q23 Gain on sales of loans, net 3,490$ 4,770$ 4,646$ Fees, net 3,064 1,806 2,859 Mortgage servicing (loss) income, net 1,762 1,941 2,266 Mortgage banking income, net 8,316$ 8,517$ 9,771$ 1.27% 1.03% 1.64% 1.15% 1.66% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 $0.9 $0.6 $0.5 $0.6 $0.6 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $1 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Locked Volume (in billions) (in %) 2Q22 1Q23 2Q23 Wholesale 39 36 42 Retail 61 64 58 Purchase 80 86 91 Refinance 20 14 9

Noninterest Expense and Efficiency Ratio 30 Salaries and employee benefits 65% Data processing 3% Net occupancy and equipment 11% Professional fees 4% Other 17% 2Q 2023 – Noninterest Expense Mix($ in thousands) 1Q23 2Q23 Change Salaries and employee benefits 69,832$ 70,637$ 805$ Data processing 3,633 3,684 51 Net occupancy and equipment 11,405 11,865 460 Professional fees 3,467 4,012 545 Other 19,371 18,967 (404) Total 107,708$ 109,165$ 1,457$ 64% 59% 58% 61% 73% 62% 59% 56% 61% 63% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Efficiency Ratio Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* *Adjusted Efficiency Ratio is a non-GAAP financial measure. See slide 41 in the appendix for a description of exclusions and a reconciliation of this non- GAAP financial measure to GAAP. • Noninterest expense increased $1.5 million during the second quarter of 2023. Increases in salaries and benefits related to annual merit increases contributed to the increase in noninterest expense.

Appendix

Non-Owner Occupied CRE – Term* 32 Composition Highlights 16% 10% 9% 18%9% 11% 18% 9% Warehouse/Industrial Hotels Self Storage Multi-family Medical Office Building Office (non-medical) Retail Senior Housing • 30.0% of total loans • Non-performing loans of 0.50% • 30-89 days past due of 0.02% • Average loan size of $1.8 million • Weighted average LTV of 56.8% Note: As of June 30, 2023. LTV is calculated using the most recent appraisal available. *Excludes construction

Construction 33 23% 7% 1% 30% 5% 6% 12% 10% 3%3% 1-4 Family Commercial Owner-Occupied Condominium Multi-family Office Retail Self Storage Warehouse / Industrial Hotels Senior Housing • 11.5% of total loans • No past due or nonaccrual • Average loan size of $1.9 million • Weighted average LTV of 59.0% Composition Highlights Note: As of June 30, 2023. LTV is calculated using the most recent appraisal available.

Office and Retail 34 Retail • $376 million portfolio • 0.05% past due or nonaccrual • Average loan size of $1.0 million • Weighted average LTV of 58.2% Office • $649 million portfolio • 0.43% past due or nonaccrual • Average loan size of $1.1 million • Weighted average LTV of 57.1% Note: As of June 30, 2023; includes term (excluding construction), non-owner occupied credits. Office portfolio excludes medical. LTV is calculated using the most recent appraisal available.

Reconciliation of Non-GAAP Disclosures Adjusted Pre-Provision Net Revenue 35 $ in thousands 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Net income (GAAP) 39,678$ 46,567$ 46,276$ 46,078$ 28,643$ Income taxes 10,857 13,563 12,885 11,322 6,634 Provision for credit losses (including unfunded commitments) 2,450 9,800 10,671 6,460 2,000 Pre-provision net revenue (non-GAAP) 52,985$ 69,930$ 69,832$ 63,860$ 37,277$ Merger and conversion expense - - 1,100 - - Gain on sale of MSR - (2,960) - - - Restructuring charges 1,187 - - - - Voluntary reimbursement of certain re-presentment NSF fees - - 1,255 - - Losses on security sales - - - - 22,438 Adjusted pre-provision net revenue (non-GAAP) 54,172$ 66,970$ 72,187$ 63,860$ 59,715$

Reconciliation of Non-GAAP Disclosures Adjusted Pre-Provision Net Revenue/Average Assets 36 (1) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items. (2) See slide 35 for a reconciliation of Adjusted pre-provision net revenue. $ in thousands 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Net income (GAAP) 39,678$ 46,567$ 46,276$ 46,078$ 28,643$ Merger and conversion expense - - 1,100 - - Gain on sale of MSR - (2,960) - - - Restructuring charges 1,187 - - - - Initial provision for acquisitions - - 2,820 - - Voluntary reimbursement of certain re-presentment NSF fees - - 1,255 - - Losses on security sales - - - - 22,438 Tax effect of adjustments noted above(1) (264) 626 (1,127) - (4,353) Adjusted net income (non-GAAP) 40,601$ 44,233$ 50,324$ 46,078$ 46,728$ Adjusted pre-provision net revenue (non-GAAP)(2) 54,172$ 66,970$ 72,187$ 63,860$ 59,715$ Total average assets 16,631,290$ 16,645,481$ 16,577,840$ 17,157,898$ 17,337,924$ Return on Average Assets (GAAP) 0.96% 1.11% 1.11% 1.09% 0.66% Return on Average Assets (Adjusted) (non-GAAP) 0.98% 1.05% 1.20% 1.09% 1.08% Adjusted pre-provision net revenue/Average assets (non-GAAP) 1.31% 1.60% 1.73% 1.51% 1.38%

Reconciliation of Non-GAAP Disclosures 37 Adjusted Diluted Earnings Per Share (1) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items. $ in thousands 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Net income (GAAP) 39,678$ 46,567$ 46,276$ 46,078$ 28,643$ Merger and conversion expense - - 1,100 - - Gain on sale of MSR - (2,960) - - - Restructuring charges 1,187 - - - - Initial provision for acquisitions - - 2,820 - - Voluntary reimbursement of certain re- presentment NSF fees - - 1,255 - - Losses on security sales - - - - 22,438 Tax effect of adjustments noted above(1) (264) 626 (1,127) - (4,353) Adjusted net income (non-GAAP) 40,601$ 44,233$ 50,324$ 46,078$ 46,728$ Diluted shares outstanding (average) 56,182,845 56,248,720 56,335,446 56,270,219 56,395,653 Diluted EPS (GAAP) 0.71$ 0.83$ 0.82$ 0.82$ 0.51$ Adjusted Diluted EPS (non-GAAP) 0.72$ 0.79$ 0.89$ 0.82$ 0.83$

Reconciliation of Non-GAAP Disclosures 38 Return on Average Tangible Common Equity (Adjusted) (1) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items. $ in thousands 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Net income (GAAP) 39,678$ 46,567$ 46,276$ 46,078$ 28,643$ Merger and conversion expense - - 1,100 - - Gain on sale of MSR - (2,960) - - - Restructuring charges 1,187 - - - - Initial provision for acquisitions - - 2,820 - - Voluntary reimbursement of certain re-presentment NSF fees - - 1,255 - - Losses on security sales - - - - 22,438 Tax effect of adjustments noted above(1) (264) 626 (1,127) - (4,353) Net income with exclusions (non-GAAP) 40,601$ 44,233$ 50,324$ 46,078$ 46,728$ Amortization of intangibles 1,310 1,251 1,195 1,426 1,369 Tax effect of adjustment noted above(1) (291) (265) (260) (299) (266) Tangible net income with exclusion (non-GAAP) 41,620$ 45,219$ 51,259$ 47,205$ 47,831$ Average shareholders' equity (GAAP) 2,177,537$ 2,173,408$ 2,139,095$ 2,186,794$ 2,217,708$ Intangibles 968,441 967,154 967,005 1,011,557 1,013,811 Average tangible shareholders' equity (non-GAAP) 1,209,096$ 1,206,254$ 1,172,090$ 1,175,237$ 1,203,897$ Return on Average Equity (GAAP) 7.31% 8.50% 8.58% 8.55% 5.18% Return on Average Tangible Common Equity (Adjusted) (non-GAAP) 13.81% 14.87% 17.35% 16.29% 15.94%

Reconciliation of Non-GAAP Disclosures Core Net Interest Income (FTE) and Core Net Interest Margin 39 $ in thousands 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Net interest income (FTE) (GAAP) 115,321$ 132,435$ 140,565$ 138,529$ 133,085$ Less: Net interest income collected on problem loans 2,276 78 161 392 364 Accretable yield recognized on purchased loans 2,021 1,317 625 670 874 Non-core net interest income 4,297$ 1,395$ 786$ 1,062$ 1,238$ Core net interest income (FTE) (non-GAAP) 111,024$ 131,040$ 139,779$ 137,467$ 131,847$ Total average earning assets 14,845,199$ 14,860,043$ 14,774,014$ 15,288,317$ 15,443,560$ Net interest margin (GAAP) 3.11% 3.54% 3.78% 3.66% 3.45% Core net interest margin (non-GAAP) 3.00% 3.50% 3.76% 3.63% 3.43%

Reconciliation of Non-GAAP Disclosures Core Loan Yield 40 $ in thousands 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Loan interest income (FTE) (GAAP) 107,612$ 124,614$ 147,519$ 163,970$ 175,549$ Less: Net interest income collected on problem loans 2,276 78 161 392 364 Accretable yield recognized on purchased loans 2,021 1,317 625 885 874 Adjusted loan interest income (FTE) (non-GAAP) 103,315$ 123,219$ 146,733$ 162,693$ 174,311$ Total average loans 10,477,036$ 10,829,137$ 11,282,422$ 11,688,534$ 11,877,592$ Loan yield (GAAP) 4.12% 4.57% 5.19% 5.68% 5.93% Core loan yield (non-GAAP) 3.96% 4.52% 5.16% 5.64% 5.89%

Reconciliation of Non-GAAP Disclosures Adjusted Efficiency Ratio 41 $ in thousands 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Net interest income (FTE) (GAAP) 115,321$ 132,435$ 140,565$ 138,529$ 133,085$ Total noninterest income (GAAP) 37,214 41,186 33,395 37,293 17,226 Gain on sale of MSR - 2,960 - - - Losses on security sales - - - - (22,438) Adjusted total noninterest income (non-GAAP) 37,214$ 38,226$ 33,395$ 37,293$ 39,664$ Total income (FTE) (non-GAAP) 152,535$ 170,661$ 173,960$ 175,822$ 172,749$ Total noninterest expense (GAAP) 98,194$ 101,574$ 101,582$ 107,708$ 109,165$ Amortization of intangibles 1,310 1,251 1,195 1,426 1,369 Merger-related expenses - - 1,100 - - Restructuring charges 1,187 - - - - Voluntary reimbursement of certain re- presentment NSF fees - - 1,255 - - Provision for unfunded commitments 450 - 183 (1,500) (1,000) Adjusted total noninterest expense (non-GAAP) 95,247$ 100,323$ 97,849$ 107,782$ 108,796$ Efficiency Ratio (GAAP) 64.37% 58.50% 58.39% 61.26% 72.63% Adjusted Efficiency Ratio (non-GAAP) 62.44% 58.78% 56.25% 61.30% 62.98%

Reconciliation of Non-GAAP Disclosures Tangible Common Equity 42 $ in thousands 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Shareholders' equity (GAAP) 2,116,877$ 2,092,281$ 2,136,016$ 2,187,300$ 2,208,628$ Intangibles 967,713 966,461 1,015,884 1,014,415 1,013,046 Tangible shareholders' equity (non-GAAP) 1,149,164$ 1,125,820$ 1,120,132$ 1,172,885$ 1,195,582$ Total assets (GAAP) 16,618,101$ 16,471,099$ 16,988,176$ 17,474,083$ 17,224,342$ Intangibles 967,713 966,461 1,015,884 1,014,415 1,013,046 Tangible assets (non-GAAP) 15,650,388$ 15,504,638$ 15,972,292$ 16,459,668$ 16,211,296$ Tangible Common Equity Ratio Shareholders' equity to assets (GAAP) 12.74% 12.70% 12.57% 12.52% 12.82% Effect of adjustment for intangible assets 5.40% 5.44% 5.56% 5.39% 5.45% Tangible common equity ratio (non-GAAP) 7.34% 7.26% 7.01% 7.13% 7.37%

Reconciliation of Non-GAAP Disclosures Tangible Book Value 43 $ in thousands (except share data) 2013 2014 2015 2016 2017 Shareholders' equity (GAAP) 665,652$ 711,651$ 1,036,818$ 1,232,883$ 1,514,983$ Intangibles 304,330 297,330 474,682 494,608 635,556 Tangible shareholders' equity (non-GAAP) 361,322$ 414,321$ 562,136$ 738,275$ 879,427$ Tangible Book Value Shares Outstanding 31,387,668 31,545,145 40,293,291 44,332,273 49,321,231 Book Value (GAAP) 21.21$ 22.56$ 25.73$ 27.81$ 30.72$ Tangible Book Value (non-GAAP) 11.51$ 13.13$ 13.95$ 16.65$ 17.83$ $ in thousands (except share data) 2018 2019 2020 2021 2022 2Q 2023 Shareholders' equity (GAAP) 2,043,913$ 2,125,689$ 2,132,733$ 2,209,853$ 2,136,016$ 2,208,628$ Intangibles 977,793 976,943 969,823 963,781 1,015,884 1,013,046 Tangible shareholders' equity (non-GAAP) 1,066,120$ 1,148,746$ 1,162,910$ 1,246,072$ 1,120,132$ 1,195,582$ Tangible Book Value Shares Outstanding 58,546,480 56,855,002 56,200,487 55,756,233 55,953,104 56,132,478 Book Value (GAAP) 34.91$ 37.39$ 37.95$ 39.63$ 38.18$ 39.35$ Tangible Book Value (non-GAAP) 18.21$ 20.20$ 20.69$ 22.35$ 20.02$ 21.30$

44